UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: April 27, 2017
(Date of earliest event reported)

INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2200 Mission College Blvd., Santa Clara, California		95054-1549
(Address of principal executive offices)		(Zip Code)

(408) 765-8080
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 27, 2017, Intel Corporation (“Intel”) issued a press release announcing the financial results of its first quarter ended April 1, 2017 and forward-looking statements relating to its second quarter of 2017 and full year 2017. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On April 27, 2017, Intel also posted on its investor website, intc.com, financial information and commentary by Robert H. Swan, Intel’s Executive Vice President, Chief Financial Officer, and Principal Accounting Officer. This information and commentary, which is attached hereto as Exhibit 99.2 and is incorporated by reference herein, relates to Intel's first quarter results and includes forward-looking statements regarding its second quarter of 2017 and full year 2017.

Exhibits 99.1 and 99.2 include non-GAAP financial measures relating to our operations and forecasted outlook. Certain of these non-GAAP terms will be used in Intel’s earnings conference for the first quarter of 2017. In addition, Exhibits 99.1 and 99.2 include reconciliations of these GAAP to non-GAAP measures, as well as an explanation of how management uses these non-GAAP measures and the reasons why management views these measures as providing useful information for investors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP and the financial results calculated in accordance with GAAP and reconciliations from Intel’s results should be carefully evaluated.

The information in Item 2.02 of this Report, as well as Exhibits 99.1 and 99.2, are furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are furnished as part of this Report:

Exhibit Number	Description
99.1
Press Release issued by Intel entitled “Intel Reports Record First-Quarter Revenue of $14.8 Billion; GAAP Operating Income of $3.6 Billion, Non-GAAP Operating Income of $3.9 Billion; Company Raises Full-Year Revenue and EPS Outlook” dated April 27, 2017.

99.2	CFO Commentary on First Quarter 2017 Results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

Date:	April 27, 2017	By:	/s/ ROBERT H. SWAN
Robert H. Swan
Executive Vice President, Chief Financial Officer, and Principal Accounting Officer